                                                                    EXHIBIT 99.3

                          SHAREHOLDER VOTING AGREEMENT

         SHAREHOLDER VOTING AGREEMENT, dated as of November 1, 2001 (this "AGREEMENT"), among the shareholders listed on the signature page(s) hereto (collectively, "SHAREHOLDERS" and each individually, a "SHAREHOLDER") and divine, inc., a Delaware corporation ("PARENT"). Capitalized terms used and not otherwise defined herein shall have the respective meanings assigned to them in the Merger Agreement referred to below.

         WHEREAS, as of the date hereof, the Shareholders collectively own of record and beneficially shares of capital stock of the Company, as set forth on the signature pages hereto (such shares, or any other voting or equity of securities of the Company hereafter acquired by any Shareholder prior to the termination of this Agreement, being referred to herein collectively as the "SHARES");

         WHEREAS, concurrently with the execution of this Agreement, Parent and the Company are entering into an Agreement and Plan of Merger, dated as of the date hereof (the "MERGER AGREEMENT"), pursuant to which, upon the terms and subject to the conditions thereof, a subsidiary of Parent will be merged with and into the Company, and the Company will be the surviving corporation (the "MERGER"); and

         WHEREAS, as a condition to the willingness of the Parent to enter into the Merger Agreement, the Parent has required that the Shareholders agree, and in order to induce the Parent to enter into the Merger Agreement, the Shareholders are willing to enter into this Agreement.

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereby agree, severally and not jointly, as follows:

         Section 1. VOTING OF SHARES.

         (a) Each Shareholder covenants and agrees that, until the termination of this Agreement in accordance with the terms hereof, at the Company Shareholder Meeting or any other meeting of the Shareholders of the Company, however called, and in any action by written consent of the shareholders of the Company, such Shareholder will vote, or cause to be voted, all of such Shareholder's respective Shares in favor of the adoption and approval of the Merger Agreement, the Merger, and the transactions contemplated by the Merger Agreement, as the Merger Agreement may be modified or amended from time to time in a manner not adverse to the Shareholders. Each Shareholder further covenants and agrees that such Shareholder will not vote any Shares in favor of any of the following (other than the Merger and the transactions contemplated by the Merger Agreement): (i) any Company Acquisition Proposal, (ii) any merger, consolidation, reorganization, recapitalization, sale of assets, liquidation, dissolution, or other business combination transaction involving the Company,
(iii) any removal of members of the board of directors of the Company, (iv) any amendment to the Company's articles of incorporation, (v) any other action that is inconsistent with the Merger or that is intended, or could reasonably be expected, to impede, interfere with, delay, postpone, discourage, or adversely affect the Merger or any of the other transactions contemplated by the Merger Agreement or this Shareholder Agreement.

         (b) Each Shareholder hereby irrevocably grants to, and appoints, the Parent, and any individual designated in writing by the Parent, and each of them individually, as such Shareholder's proxy and attorney-in-fact (with full power of substitution), for and in its name, place and stead, to vote his, her or its Shares at any meeting of the shareholders of Company called with respect to any of the matters specified in, and in accordance and consistent with this Section
1. Each Shareholder understands and acknowledges that the Parent is entering into the Merger Agreement in reliance upon the Shareholder's execution and delivery of this Agreement. Each Shareholder hereby affirms that the irrevocable proxy set forth in this Section 1(b) is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of such Shareholder under this Agreement. Except as otherwise provided for herein, each Shareholder hereby (i) affirms that the irrevocable proxy is coupled with an interest and may under no circumstances be revoked, (ii) ratifies and confirms all that the proxies appointed hereunder may lawfully do or cause to be done by virtue hereof and (iii) affirms that such irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of Article 2.29(c) of the Texas Business Corporation Act. Notwithstanding any other provisions of this Agreement, the irrevocable proxy granted hereunder shall automatically terminate upon the termination of this Agreement.

         Section 2. TRANSFER OF SHARES. Each Shareholder covenants and agrees that such Shareholder will not, directly or indirectly, (i) sell, assign, transfer (including by merger, testamentary disposition, interspousal disposition pursuant to a domestic relations proceeding or otherwise by operation of law), pledge, encumber or otherwise dispose of any of the Shares;
(ii) deposit any of the Shares into a voting trust or enter into a voting agreement or arrangement with respect to the Shares or grant any proxy or power of attorney with respect thereto which is inconsistent with this Agreement; or
(iii) enter into any contract, option or other arrangement or undertaking with respect to the direct or indirect sale, assignment, transfer (including by merger, testamentary disposition, interspousal disposition pursuant to a domestic relations proceeding or otherwise by operation of law) or other disposition of any Shares.

         Section 3. REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDERS. Each Shareholder, on its own behalf, hereby severally represents and warrants to the Parent with respect to itself and its, his or her ownership of the Shares, except as otherwise disclosed on the applicable signature page hereto, as follows:

         (a) OWNERSHIP OF SHARES. The Shareholder beneficially owns all of the Shares as set forth on the applicable signature page hereto and has good and marketable title to such Shares, free and clear of any claims, liens, encumbrances and security interests whatsoever. The Shareholder owns no shares of Company Common Stock other than the Shares as set forth on the signature page. The Shareholder has sole voting power, without restrictions, with respect to all of the Shares.

         (b) POWER, BINDING AGREEMENT. The Shareholder has the legal capacity and all requisite power and authority to enter into and perform all of its obligations, under this Agreement. This Agreement has been duly and validly executed and delivered by the Shareholder and constitutes a valid and binding obligation of the Shareholder, enforceable against the Shareholder in accordance with its terms.

         (c) NO CONFLICTS. The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby will not, conflict with or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a material benefit under, any provision of any loan or credit agreement, note, bond, mortgage, indenture, lease, or other agreement, instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Shareholder, the Shares or any of the Shareholder's properties or assets. Except as expressly contemplated hereby and except as may be disclosed in the Company SEC Reports, the Shareholder is not a party to, and the Shares are not subject to or bound in any manner by, any contract or agreement relating to the Shares, including without limitation, any voting agreement, option agreement, purchase agreement, shareholders' agreement, partnership agreement or voting trust. Except for the expiration or termination of the waiting period under the HSR Act, if applicable, and informational filings with the Securities and Exchange Commission, no consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality, domestic, foreign or supranational, is required by or with respect to the Shareholder in connection with the execution and delivery of this Agreement or the consummation by the Shareholder of the transactions contemplated hereby.

         Section 4. TERMINATION. This Agreement shall terminate upon the termination of the Merger Agreement in accordance with its terms; PROVIDED that no such termination of this Agreement shall relieve any party of liability for a willful breach hereof prior to termination.

         Section 5. SPECIFIC PERFORMANCE. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

         Section 6. FIDUCIARY DUTIES. Each Shareholder is signing this Agreement solely in such Shareholder's capacity as an owner of his, her or its respective Shares, and nothing herein shall prohibit, prevent or preclude such Shareholder from taking or not taking any action in his or her capacity as an officer or director of the Company, to the extent permitted by the Merger Agreement.

         Section 7. MISCELLANEOUS.

         (a) ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, between the parties with respect thereto. This Agreement may not be amended, modified or rescinded except by an instrument in writing signed by each of the parties hereto.

         (b) SEVERABILITY. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in a mutually acceptable manner in order that the terms of this Agreement remain as originally contemplated to the fullest extent possible.

         (c) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas without regard to the principles of conflicts of law thereof.

         (d) COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

         (e) NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed duly delivered (i) four business days after being sent by registered or certified mail, return receipt requested, postage prepaid, or (ii) one business day after being sent for next business day delivery, fees prepaid, via a reputable nationwide overnight courier service, in each case to the intended recipient as set forth below:

              (i) if to a Shareholder to the address set forth on the respective signature page of this Agreement;

              (ii) if to the Parent to:

                   divine, inc.
                   1301 North Elston Avenue
                   Chicago, Illinois 60622
                   Attention:  Chief Financial Officer and General Counsel
                   Facsimile:  (773) 394-6603

                   with a copy to:

                   Bell, Boyd & Lloyd LLC
                   70 West Madison Street
                   Suite 3300
                   Chicago, IL 60602
                   Attention:   D. Mark McMillan, Esq.
                   Facsimile:   (312) 827-8001

         (f) NO THIRD PARTY BENEFICIARIES. This Agreement is not intended, and shall not be deemed, to confer any rights or remedies upon any person other than the parties hereto and their respective successors and permitted assigns, to create any agreement of employment with any person or to otherwise create any third-party beneficiary hereto.

         (g) ASSIGNMENT. Neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned or delegated, in whole or in part, by operation of law or otherwise by any of the parties hereto without the prior written consent of the other parties, and any such assignment without such prior written consent shall be null and void, except that the Parent may assign this Agreement to any direct or indirect wholly owned subsidiary of the Parent without consent of the Company or the Shareholder, provided that the Parent shall remain liable for all of its obligations under this Agreement. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and permitted assigns.

         (h) INTERPRETATION. When reference is made in this Agreement to an Article or a Section, such reference shall be to an Article or Section of this Agreement, unless otherwise indicated. The headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa. Any reference to any federal, state, local or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. Whenever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation". No summary of this Agreement prepared by the parties shall affect in any way the meaning or interpretation of this Agreement.

         (i) SUBMISSION TO JURISDICTION. Each of the parties to this Agreement
(a) consents to submit itself to the personal jurisdiction of any state or federal court sitting in the State of Delaware in any action or proceeding arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement, (b) agrees that all claims in respect of such action or proceeding may be heard and determined in any such court, (c) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (d) agrees not to bring any action or proceeding arising out of or relating to this Agreement or any of the transaction contemplated by this Agreement in any other court. Each of the parties hereto waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety or other security that might be required of any other party with respect thereto. Any party hereto may make service on another party by sending or delivering a copy of the process to the party to be served at the address and in the manner provided for the giving of notices in Section 7(e). Nothing in this Section, however, shall affect the right of any party to serve legal process in any other manner permitted by law.

         (j) WAIVER OF JURY TRIAL. EACH OF THE PARENT, THE COMPANY AND EACH SHAREHOLDER HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF THE PARENT, THE COMPANY OR EACH SHAREHOLDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Shareholder Voting Agreement to be signed individually or by its respective duly authorized officer as of the date first written above.

                                     PARENT:

                                     DIVINE, INC.



                                     By: /s/ Jude M. Sullivan
                                         ---------------------------------------

                                     Name: Jude M. Sullivan
                                     Its: Senior Vice President, General Counsel
                                          and Secretary



                [SIGNATURE PAGE TO SHAREHOLDER VOTING AGREEMENT.]
                      [ADDITIONAL SIGNATURE PAGES FOLLOW.]

         IN WITNESS WHEREOF, the undersigned has caused this Shareholder Voting Agreement to be duly executed as of the date first written above.



                                   NATHAN LANDOW FAMILY LIMITED
                                   PARTNERSHIP


                                   By: Nathan Investors, Inc.,
                                       its general partner

                                       By: Nathan Landow
                                       By: /s/ David M. Landow, Pursuant to
                                           -------------------------------------
                                           Power of Attorney
                                           -------------------------------------
                                           Nathan Landow, President

                                   Address: 4710 Bethesda Avenue
                                            Bethesda, Maryland 20814

                                   NUMBER OF SHARES BENEFICIALLY OWNED:

                                   4,090,210 Shares












                [SIGNATURE PAGE TO SHAREHOLDER VOTING AGREEMENT.]
                      [ADDITIONAL SIGNATURE PAGES FOLLOW.]

         IN WITNESS WHEREOF, the undersigned has caused this Shareholder Voting Agreement to be duly executed as of the date first written above.


                                   DCR TECHNOLOGY FUND I, LTD.


                                   By: DCR Manangement, LLC,
                                       its managing general partner

                                       By: /s/ Sunny Vanderbeck
                                           -------------------------------------
                                           Sunny Vanderbeck, Manager

                                   Address: 222 West Las Colinas Blvd
                                            Suite 450
                                            Irving, Texas 75039

                                   NUMBER OF SHARES BENEFICIALLY OWNED:

                                   Approximately 1.6 million Shares*






* All Shares held by DCR Technology Fund I, Ltd. ("DCR") have been pledged to secure margin debt owed by the partnership. DCR owned approximately 1.6 million shares as of October 26, 2001.











                [SIGNATURE PAGE TO SHAREHOLDER VOTING AGREEMENT.]
                      [ADDITIONAL SIGNATURE PAGES FOLLOW.]

         IN WITNESS WHEREOF, the undersigned has caused this Shareholder Voting Agreement to be duly executed as of the date first written above.


                                   OHG TECHOLOGY, LTD.


                                   By: OHG Management, LLC,
                                       its managing general partner

                                       By: /s/ Michelle R. Chambers
                                           -------------------------------------
                                           Michelle R. Chambers, Manager

                                   Address: 222 West Las Colinas Blvd
                                            Suite 450
                                            Irving, Texas 75039

                                   NUMBER OF SHARES BENEFICIALLY OWNED:

                                   6,457,255 Shares*




* Consists of 6,457,255 shares beneficially owned by OHG Technology, Ltd., a Texas family limited partnership controlled by Ms. Chambers. 5,542,255 Shares beneficially owned by OHG Technology, Ltd. have been pledged to secure approximately $610,000 of margin debt owed by the partnership.











                [SIGNATURE PAGE TO SHAREHOLDER VOTING AGREEMENT.]
                      [ADDITIONAL SIGNATURE PAGES FOLLOW.]

         IN WITNESS WHEREOF, the undersigned has duly executed this Shareholder Voting Agreement as of the date first written above.


                                   /s/ Sunny C. Vanderbeck
                                       -----------------------------------------
                                       Sunny C. Vanderbeck



                                   Address: 222 West Las Colinas Blvd
                                            Suite 450
                                            Irving, Texas 75039

                                   NUMBER OF SHARES BENEFICIALLY OWNED:

                                   Approximately 1.6 million Shares*


* Consists of approximately 1.6 million shares (as of October 26, 2001) beneficially owned by DCR Technology Fund I, Ltd., a Texas family limited partnership controlled by Mr. Vanderbeck. The Shares owned by Mr. Vanderbeck also consist of 6,250 shares issuable upon exercise of options. All Shares beneficially owned by DCR Technology Fund I, Ltd. have been pledged to secure margin debt owed by the partnership.






                [SIGNATURE PAGE TO SHAREHOLDER VOTING AGREEMENT.]
                      [ADDITIONAL SIGNATURE PAGES FOLLOW.]

         IN WITNESS WHEREOF, the undersigned has duly executed this Shareholder Voting Agreement as of the date first written above.


                                   /s/ Michelle R. Chambers
                                       -----------------------------------------
                                       Michelle R. Chambers



                                   Address: 222 West Las Colinas Blvd
                                            Suite 450
                                            Irving, Texas 75039

                                   NUMBER OF SHARES BENEFICIALLY OWNED:

                                   6,463,505*


* Consists of 6,457,255 shares beneficially owned by OHG Technology, Ltd., a Texas family limited partnership controlled by Ms. Chambers. The Shares owned by Ms. Chambers also consist of 6,250 Shares issuable upon exercise of options. 5,542,255 Shares beneficially owned by OHG Technology, Ltd. have been pledged to secure approximately $610,000 of margin debt owed by the partnership.






                [SIGNATURE PAGE TO SHAREHOLDER VOTING AGREEMENT.]
                      [ADDITIONAL SIGNATURE PAGES FOLLOW.]

         IN WITNESS WHEREOF, the undersigned has duly executed this Shareholder Voting Agreement as of the date first written above.


                                   /s/ Jason A. Lochhead
                                       -----------------------------------------
                                       Jason A. Lochhead



                                   Address: 222 West Las Colinas Blvd
                                            Suite 450
                                            Irving, Texas 75039

                                   NUMBER OF SHARES BENEFICIALLY OWNED:

                                   724,530*


* Consists of 722,030 Shares owned by Mr. Lochhead and 2,500 Shares issuable pursuant to options. 722,030 Shares beneficially owned by Mr. Lochhead have been pledged to secure approximately $110,000 of margin debt owed by Mr. Lochhead.







                [SIGNATURE PAGE TO SHAREHOLDER VOTING AGREEMENT.]
                      [ADDITIONAL SIGNATURE PAGES FOLLOW.]

         IN WITNESS WHEREOF, the undersigned has duly executed this Shareholder Voting Agreement as of the date first written above.


                                   /s/ Stuart A. Walker
                                       -----------------------------------------
                                       Stuart A. Walker



                                   Address: 222 West Las Colinas Blvd
                                            Suite 450
                                            Irving, Texas 75039

                                   NUMBER OF SHARES BENEFICIALLY OWNED:

                                   525,500*


* Consists of 12,500 Shares of stock and 513,000shares issuable upon exercise of options.










                [SIGNATURE PAGE TO SHAREHOLDER VOTING AGREEMENT.]
                      [ADDITIONAL SIGNATURE PAGES FOLLOW.]